Exhibit 10.24
                                  OXiGENE Inc.

                    Restricted Stock Agreement for Employees

     This Restricted Stock Agreement (this "Agreement") is made as of the 2nd day of January 2002, between OXiGENE Inc., a Delaware corporation (the "Company"), Frederick Driscoll ("Grantee").

     The Company has adopted a program of restricted stock awards for non-director executives, employees, and consultants that provides for the grant of shares of Company common stock, par value $0.01, subject to restrictions as set forth in this Agreement (the "Restricted Stock").

     NOW  THEREFORE,   in  consideration  of  the  mutual  benefits  hereinafter
provided, and each intending to be legally bound, the Company and Grantee hereby agree as follows:

1. Effect of the Agreement. Grantee will abide by, and the Restricted Stock granted to Grantee will be subject to, all of the provisions of this Agreement, together with all rules and determinations from time to time issued by the Company's Compensation Committee (the "Committee") and by the Board of Directors of the Company (the "Board"). The Company hereby reserves the right to amend, modify, restate, or supplement this Agreement without the consent of Grantee, so long as such amendment, modification, restatement, or supplement shall not materially reduce the rights and benefits available to Grantee hereunder.

2. Grant of Restricted Stock.

(a) Number of Shares Granted. Subject to the terms and, conditions this Agreement, the Company hereby grants to Grantee, effective' January 2, 2002 (the "Grant Date"), 40,000 shares of Restricted Stock. Grantee agrees that the Restricted Stock shall be subject to all of the terms and conditions set forth in this Agreement, including, but not limited to, the forfeiture conditions set forth in Section 3(b), the restrictions on transfer set forth in Section 3(d), and the payment of withholding taxes as set forth in Section 6 of this Agreement.

(b) Company to Retain Custody of Restricted Stock Until Vesting. The Company shall retain custody of the Restricted Stock until the Restricted Stock has vested in accordance with Section 3 of this Agreement. Upon vesting of the Restricted Stock, the Company shall instruct its transfer agent to deposit that portion of the Restricted Stock which has vested and has, therefore, ceased to be Restricted Stock (the "Common Stock") into an account designated by Grantee, subject to payment of any amounts due to the Company in accordance with Section 6 of this Agreement.

3. Terms of the Restricted Stock.

(a) Vesting Schedule; Service Requirement. One-third (33 and 1/3%) of the Restricted Stock will vest on each of the first three annual anniversary dates from the Grant Date, as set forth hereto on Schedule I (each, a "Vesting Date"), if Grantee has been employed by or provided advisory services to the Company continuously from the Grant Date to the applicable Vesting Date.

(b) Conditions of Forfeiture. If Grantee's employment or service with the Company is terminated for any reason, including, but not limited to, Grantee's voluntary resignation or termination by the Company with or without cause, except as provided in Sections 3(c), all Restricted Stock shall, without further action of any kind by the Company, be forfeited. For purposes of this Agreement, termination from employment shall be deemed to occur on the last day actually worked by Grantee, rather than the last day that Grantee is on the payroll of the Company. The Committee shall in good faith determine whether a leave of absence shall constitute a termination of employment. Restricted Stock that is forfeited shall be immediately transferred to the Company without any payment by the Company to Grantee and the Company shall have the full right upon such forfeiture to cancel any evidence of Grantee's ownership of such forfeited Restricted Stock and take any other action necessary to demonstrate that Grantee no longer owns such forfeited Restricted Stock. Following such forfeiture, Grantee shall have no further rights with respect to such forfeited Restricted Stock.

(c) Immediate Vesting of All Restricted Stock. All of Grantee's Restricted Stock. shall immediately vest if:

(i) there is a "Change of Control" of the Company, which shall be deemed to have occurred if:

(A) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
     Act), directly or indirectly, of securities of the Company representing 40% or more of the total voting power represented by the Company's then outstanding voting securities;

(B) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

(C) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 80% of the combined voting power immediately after such merger or consolidation; or

(D)  the stockholders of the Company approve:

     1. a plan of complete liquidation or winding up of the Company and such complete liquidation or winding up of the Company is consummated, such consummation date to be determined by the Committee or Board; or

     2. an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets and such sale or disposition of the Company is consummated, such consummation date to be determined by the Committee or Board;

(ii) there is a "Strategic Reorganization" of the Company (as that term shall be defined in the sole good faith determination of the Committee or Board) and Grantee's employment or service is terminated as a result of such Strategic Reorganization; or

(iii) Grantee's engagement with the Company terminates as a result of Grantee's death or disability.

(d) Non-Transferability. Grantee shall not sell, transfer, assign, pledge or otherwise encumber or dispose of, by operation of law or otherwise, this Agreement or any Restricted Stock (each, a "Transfer"), except as may be transferred by will or the laws of descent and distribution. References to Grantee, to the extent relevant in the context, shall include references to authorized transferees. Any such transfer by Grantee in violation of this
Section 3(d) shall be void and of no force or effect, and shall result in the immediate forfeiture of all Restricted Stock.

4. Dividend And Voting Rights. Subject to the restrictions contained in this Agreement, Grantee shall have the rights of a stockholder with respect to the Restricted Stock, including the right to vote all such Restricted Stock, and to receive all dividends, cash or stock, paid or delivered thereon, from and after the Grant Date. In the event of forfeiture of the Restricted Stock, Grantee shall have no further rights with respect to such Restricted Stock. However, the forfeiture of Restricted Stock shall not create any obligation to repay dividends received as to such Restricted Stock, nor shall such forfeiture invalidate any votes given by Grantee with respect to such Restricted Stock prior to forfeiture.

5. Section 83(b) Election. Under Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Grantee will recognize ordinary income equal to the fair market value of the shares of Common Stock received upon the date the Restricted Stock vests. However, Grantee may elect to be taxed at the time the Restricted Stock is granted, rather than when the Restricted Stock vests. To elect this early taxation, Grantee would need to file an election under Section 83(b) of the Code within thirty (30) days after the Grant Date (an "83(b) Election"). In addition, Grantee would have to make a payment to the Company, in accordance with the procedures set forth in Section 6, to cover the withholding taxes on the fair market value of the Restricted Stock on the Grant Date.

          GRANTEE ACKNOWLEDGES THAT HE OR SHE HAS BEEN INFORMED OF THE AVAILABILITY OF MAKING AN ELECTION IN ACCORDANCE WITH SECTION 83(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; THAT SUCH ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE WITHIN 30 DAYS OF THE GRANT OF RESTRICTED STOCK TO GRANTEE; AND THAT GRANTEE IS SOLELY RESPONSIBLE FOR MAKING SUCH ELECTION.

          GRANTEE ACKNOWLEDGES THAT HE OR SHE IS RELYING SOLELY ON HIS OR HER OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY
     SECTION 83(b) ELECTION. IF GRANTEE DETERMINES THAT THE ELECTION IS ADVISABLE, GRANTEE ACKNOWLEDGES THAT IT IS HIS OR HER SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY 83(b) ELECTION, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THE FILING ON GRANTEE'S BEHALF.

6. Withholding Of Taxes. The Company's obligation to deliver Common Stock to Grantee upon the vesting of the Restricted Stock shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements (the "Withholding Taxes"). In order to satisfy all Withholding Taxes due, Grantee agrees to:

(a) within thirty (30) days after each of the three Vesting Dates, make a cash payment to the Company for the full amount (100%) of the Withholding Taxes due upon the Vesting Date of the respective one-third (33 and 1/3%) portion of the Restricted Stock; and if all of Grantee's remaining Restricted Stock has vested pursuant to Sections 3(c) hereof, within thirty (30) days after such date, Grantee (or Grantee's legal representative in the event of legal incapacity) shall make a cash payment to the Company for the remaining amount of the Withholding Taxes due upon the vesting of all remaining Restricted Stock;

(b) make an 83(b)  Election and make a cash payment to the Company within thirty
(30) days after the Grant Date for the full amount (100%) of the Withholding Taxes due; or

(c) make an 83(b) Election and pay the Withholding Taxes by the presentation to the Company of executed promissory notes, which may be either recourse or non-recourse at Grantee's election, in a form, satisfactory to the Company (the "Promissory Notes"), which Promissory Notes shall have the following conditions incorporated by reference therein:

(i) Amount of Promissory Notes. Grantee shall give to the Company a Promissory Notes for the full amount (100%) of the Withholding Taxes due as a result of an 83(b) Election plus interest at the rate of 10% (ten percent) per year, compounded annually;

(ii) Maturity Dates.

(A) One third (33 and 1/3%) of the principal together with accrued interest thereon is due at each of the three Vesting Dates, as set forth hereto on
     Schedule I (each a "Maturity Date").

(B) Notwithstanding the due date set forth above, the full amount (100%) of unpaid principal and accrued interest shall become due if all of Grantee's Restricted Stock vests pursuant to Section 3(c) hereof or Grantee's
     Restricted Stock is forfeited pursuant to Section 3(b) or 3(d) of this Agreement and not any time prior to or after such vesting event;

(iii)Company to Possess Stock Certificates. The stock certificates representing the Restricted Stock shall remain in the possession of the Company as security for the payment of the indebtedness evidenced by the Promissory Notes, including both principal and accrued interest;

(iv) Voting Shares. Restricted Stock retained by the Company pursuant to Section 6(c)(iv) above shall have all dividend and voting rights as provided in
     Section 4 of this Agreement except that any stock dividends shall remain the possession of the Company together with and be treated in the same manner as the certificate of shares retained for security for payment of the principal and accrued interest on the Promissory Notes; and

(v) Satisfaction of Conditions of Note. The one-third (33 and 1/3%) portion of the Restricted Stock granted on the Grant Date that is to vest on a Vesting Date shall be forfeited in the event that, on such Vesting Date and associated Maturity Date, the conditions of the note have not been fulfilled.

7. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered personally, (ii) when transmitted by facsimile (receipt confirmed), (iii) on the fifth (5th) business day following mailing by registered or certified mail (return receipt requested), or (iv) on the next business day following deposit with an overnight delivery service of national reputation, to the parties at the address or facsimile numbers shown beneath his, her or its respective signature to this Agreement, or at such other address or addresses as such party shall designate to the other in accordance with this Section 7.

8. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of New York without regard to any applicable conflicts of laws.

9. Legends. All certificates representing the Restricted Stock shall have endorsed thereon the following legends:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER STATE OR U.S. FEDERAL SECURITY LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE DISTRIBUTED OR TRANSFERRED, NOR MAY THESE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE COMPANY IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THESE SHARES ARE SUBJECT TO A RESTRICTED STOCK AGREEMENT DATED AS OF JANUARY 2, 2002 BY AND BETWEEN OXIGENE, INC. AND DAVID CHAPLIN, INCLUDING RESTRICTIONS ON PLEDGE AND TRANSFER CONTAINED THEREIN.

10. No Right to Employment or Other Status. This Agreement shall not be construed as giving Grantee the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with Grantee free from any liability or claim under this Agreement, except as expressly provided in this Agreement.

11. Nature of Payments. Any and all grants or deliveries of Restricted Stock hereunder shall constitute special incentive payments to Grantee and shall not be taken into account in computing the amount of salary or compensation of Grantee for the purpose of determining any retirement, death, or other benefits under any retirement, bonus, life insurance, or other employee benefit plan of the Company, or, any agreement between the Company on the one hand, and Grantee on the other hand, except as such plan or agreement shall otherwise expressly provide.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and Grantee and their respective heirs, executors, administrators, legal representatives, successors, and assigns subject, however, to the limitations set forth herein with respect to the restrictions on transfer and assignment.

13. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

14. Amendment; Waiver. This Agreement may be amended or modified only by a written instrument executed by both the Company and Grantee except as provided in Section 1 hereof. Any provision for the benefit of the Company contained in this Agreement may be waived, either generally or in any particular instance, by the Committee or the Board. A waiver on one occasion shall not be deemed to be a waiver of the same or any other breach on a future occasion.

15. Entire Agreement. This Agreement (along with any related Promissory Notes) embodies the entire agreement of the parties hereto with respect to the Restricted Stock and all other matters contained herein. This Agreement supersedes and replaces any and all prior oral or written agreements with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Company and Grantee have caused this Agreement to be duly executed as of the date first above written.



OXiGENE, Inc.



By:           /s/ Frederick W. Driscoll
              ---------------------------------------
Name:             Frederick W. Driscoll
              ---------------------------------------
Title:            President & CEO
              ---------------------------------------
Address:          321 Arsenal Street, Watertown, MA
              ---------------------------------------
Fax:              617-924-9229
              ---------------------------------------


Grantee



Name:         /s/ Frederick W. Driscoll
              ---------------------------------------
Address:          Frederick W. Driscoll
              ---------------------------------------

Fax:
              ---------------------------------------

                                   SCHEDULE I

                      Vesting Schedule of Restricted Stock


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Stock Certificate No.            Number of Shares             Vesting Date
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                                      13,334                January 2, 2003
                                      13,334                January 2, 2004
                                      13,334                January 2, 2005
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